EMPLOYEE BENEFIT PLANS	12 Months Ended
Dec. 31, 2023
Defined Benefit Plan [Abstract]
EMPLOYEE BENEFITS
NOTE 16 – EMPLOYEE BENEFIT PLANS
The Company has a defined contribution plan that complies with Section 401(k) of the Internal Revenue Code. All employees are auto enrolled at a 3% contribution, unless they opt out, beginning on the first plan entry date following six months of service. Plan entry dates are the first day of January and July. For 2022, the Company matched employee contributions 150% of the first 3% of employee contributions, not to exceed $2 thousand per participant per calendar year. Employees vest in employer contributions over six years. The contribution is limited to the maximu
m contribution allowed under the Internal Revenue Service Regulations. The total expense for the years ended December 31, 2023 and 2022 was approximately $0.5 million and $0.4 million, respectively.